TOTAL SYSTEM SERVICES, INC.
Exhibit 32

                        CERTIFICATION OF PERIODIC REPORT


     Pursuant  to  Section  906 of the  Sarbanes-Oxley  Act of 2002,  18  U.S.C.
Section 1350, Philip W. Tomlinson, the Chief Executive Officer of Total System Services, Inc. (the "Company"), and James B. Lipham, the Chief Financial Officer of the Company, hereby certify that, to the best of his knowledge:

(1) The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2004 (the "Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 6, 2004                                          /s/ Philip W. Tomlinson
                                                     -------------------------
                                                     Philip W. Tomlinson
                                                     Chief Executive Officer


May 6, 2004                                          /s/ James B. Lipham
                                                     -------------------------
                                                     James B. Lipham
                                                     Chief Financial Officer


This certification "accompanies" the Form 10-Q to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q, irrespective of any general incorporation language contained in such filing.)